UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-01018

Dreyfus Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	12/31/17

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus Mid-Cap Growth Fund

ANNUAL REPORT December 31, 2017

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Mid-Cap Growth Fund	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Mid-Cap Growth Fund, covering the 12-month period from January 1, 2017 through December 31, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks set a series of new record highs and bonds produced modestly positive results during 2017. Financial markets early in the year were dominated by the inauguration of a new U.S. president, as equities and corporate-backed bonds surged higher in anticipation of more business-friendly regulatory, tax, and fiscal policies. U.S. and international stocks continued to rally in the spring as corporate earnings grew and global economic conditions improved. Later in the year, the passage of tax reform legislation fueled additional stock market gains.

Despite three short-term interest rate hikes and concerns early in the year that inflation might accelerate in a growing economy, bonds generally produced positive total returns in 2017. Corporate-backed securities and municipal bonds fared particularly well.

The markets’ strong performance last year was supported by solid underlying fundamentals, including sustained economic growth, a robust labor market, and low inflation. We currently expect these favorable conditions to persist in 2018, but we remain watchful for economic and political developments that could negatively impact the markets. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
January 16, 2018

DISCUSSION OF FUND PERFORMANCE

For the period from January 1, 2017 through December 31, 2017, as provided by John Porter, Todd Wakefield, CFA, and Robert C. Zeuthen, CFA, Primary Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended December 31, 2017, Dreyfus Mid-Cap Growth Fund’s Class A shares produced a total return of 25.34%, Class C shares returned 24.28%, Class F shares returned 25.63%, and Class I shares returned 25.68%.1 In comparison, the fund’s benchmark, the Russell Midcap® Growth Index (the “Index”), produced a total return of 25.27% for the same period.2

Mid-cap growth stocks gained considerable ground amid better-than-expected corporate earnings, improved economic conditions, and expectations of more stimulative U.S. government policies. The fund’s Class A, Class F and Class I outperformed the Index, mainly due to favorable security selections in the consumer discretionary, information technology, and industrials sectors. The fund’s Class C shares underperformed the Index.

On January 19, 2018, the fund was merged into the Dreyfus/The Boston Company Small/Mid Cap Growth Fund.

The Fund’s Investment Approach

The fund pursued capital appreciation by emphasizing investments in equity securities of mid-cap companies with favorable growth prospects. The fund normally invested at least 80% of its net assets in equity securities of companies within the market-capitalization range of companies comprising the Index. The fund also invested up to 30% of its assets in foreign securities, with no more than 25% of its assets invested in the securities of issuers located in any one foreign country.

We used a “growth” style of investing, searching for companies whose fundamental strength suggests the potential to provide superior earnings growth over time. We used a consistent, bottom-up approach which emphasizes individual stock selection. We would go beyond Wall Street analysis and performed intensive qualitative and quantitative in-house research to determine whether companies met the fund’s investment criteria.

The fund did not have any limitations regarding portfolio turnover and would engage in short-term trading to try to achieve its objective.

Rising Corporate Earnings Drove Markets Higher

Equity markets were reenergized in the weeks before the start of 2017 in anticipation of a new presidential administration’s more business-friendly policies, which were expected to stimulate greater economic growth. In early 2017, better-than-expected corporate earnings and encouraging global economic developments drove the Index to a series of new highs. The market rally paused in the spring, but strengthening labor markets, further corporate earnings growth, and better global economic conditions soon sparked additional market gains. Later in the year, the market continued to rise as investors looked forward to the passage of federal tax-reform legislation.

In addition, the market’s advance was supported by well-telegraphed shifts in monetary policy. Although rising interest rates historically have tended to undermine investor sentiment toward stocks, the Federal Reserve Board’s gradual approach to adopting a less accommodative monetary policy was received calmly by investors, who focused more on improving business conditions. In this environment, growth stocks substantially outperformed value-oriented stocks.

DISCUSSION OF FUND PERFORMANCE (continued)

Security Selections Drove Relative Performance

The fund’s performance compared to the Index was enhanced in 2017 by our security selection strategy across several market sectors. In the consumer discretionary sector, results were especially strong among companies in the hotels, resorts, and leisure industry group, where Panera Bread was acquired by a venture capital firm and Wynn Resorts benefited from recoveries in gambling centers such as Macau and Las Vegas. In the textiles and apparel industry, Lululemon Athletica gained value after reporting better-than-expected financial results, and PVH rebounded from previous weakness as currency headwinds waned. In the specialty retailing industry, the fund avoided weakness among brick-and-mortar retailers that struggled with intensifying online competition, instead focusing on better performers such as Ross Stores.

In the information technology sector, Internet software companies Shopify and New Relic satisfied growing demand for e-commerce services, as did payment processor Square. Cognizant Technology Solutions and Fidelity National Information Services also posted robust gains. Among industrial companies, electronic instruments maker AMETEK, waste services provider Waste Connections, automobile remarketer Copart, and nuclear energy components provider BWX Technologies encountered robust demand for their products and services.

The fund fared less well in the lagging energy sector, which experienced heightened volatility in an environment of fluctuating commodity prices. The fund’s overweighted position in the sector undermined relative results, as did a position in Superior Energy Services, which reported higher costs related to remobilizing oilfield services equipment.

January 19, 2018

1  Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2  Source: Lipper Inc. — The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell Midcap® Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Midsized companies carry additional risks because their earnings and revenues tend to be less predictable and their share prices more volatile than those of larger, more established companies. The shares of midsized companies tend to trade less frequently than those of larger, more established companies.

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Mid-Cap Growth Fund Class A shares, Class C shares, Class F shares and Class I shares and the Russell Midcap® Growth Index (the “Index”)

†  Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class F and Class I shares of Dreyfus Mid-Cap Growth Fund on 12/31/07 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher growth earning potential as defined by Russell’s leading style methodology. The Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 12/31/17
	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	18.17%	11.86%	5.23%
without sales charge	25.34%	13.18%	5.85%
Class C shares
with applicable redemption charge †	23.28%	12.32%	5.04%
without redemption	24.28%	12.32%	5.04%
Class F shares	25.63%	13.44%	6.07%
Class I shares	25.68%	13.44%	6.12%
Russell Midcap® Growth Index	25.27%	15.30%	9.10%

†  The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Mid-Cap Growth Fund from July 1, 2017 to December 31, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2017
	Class A	Class C	Class F	Class I
Expenses paid per $1,000†	$9.38	$13.43	$8.33	$8.11
Ending value (after expenses)	$1,103.20	$1,098.20	$1,104.80	$1,103.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2017
	Class A	Class C	Class F	Class I
Expenses paid per $1,000†	$9.00	$12.88	$7.98	$7.78
Ending value (after expenses)	$1,016.28	$1,012.40	$1,017.29	$1,017.49

† Expenses are equal to the fund’s annualized expense ratio of 1.77% for Class A, 2.54% for Class C, 1.57% for Class F and 1.53% for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

December 31, 2017

Description	Shares		Value ($)
Common Stocks - 97.5%
Banks - 3.1%
First Republic Bank	22,988		1,991,680
SVB Financial Group	10,301	[a]	2,408,065
			4,399,745
Capital Goods - 11.9%
Allegion	29,900		2,378,844
AMETEK	28,959		2,098,659
BWX Technologies	24,763		1,497,914
Graco	34,824		1,574,741
Middleby	10,130	[a]	1,367,044
Quanta Services	54,043	[a]	2,113,622
Roper Technologies	9,847		2,550,373
Snap-on	5,727	[b]	998,216
Xylem	31,682		2,160,712
			16,740,125
Commercial & Professional Services - 2.9%
Copart	28,853	[a]	1,246,161
Paychex	9,163		623,817
Waste Connections	30,624		2,172,467
			4,042,445
Consumer Durables & Apparel - 4.0%
Lululemon Athletica	36,644	[a]	2,879,852
Newell Brands	45,929		1,419,206
PVH	10,180		1,396,798
			5,695,856
Consumer Services - 2.3%
Wynn Resorts	19,538		3,293,911
Diversified Financials - 4.8%
Cboe Global Markets	14,106		1,757,466
Fidelity National Information Services	38,763		3,647,211
Invesco	37,697		1,377,448
			6,782,125
Energy - 2.7%
Diamondback Energy	11,365	[a]	1,434,831
PDC Energy	45,719	[a,b]	2,356,357
			3,791,188
Food & Staples Retailing - .7%
Sprouts Farmers Market	41,386	[a]	1,007,749
Food, Beverage & Tobacco - 1.2%
Molson Coors Brewing, Cl. B	20,056		1,645,996
Health Care Equipment & Services - 7.9%
ABIOMED	9,428	[a]	1,766,901

Description	Shares		Value ($)
Common Stocks - 97.5% (continued)
Health Care Equipment & Services - 7.9% (continued)
Align Technology	11,616	[a]	2,580,959
athenahealth	9,076	[a]	1,207,471
Boston Scientific	83,355	[a]	2,066,370
DexCom	35,549	[a,b]	2,040,157
Laboratory Corporation of America Holdings	8,956	[a]	1,428,572
			11,090,430
Materials - 5.7%
Eagle Materials	29,196		3,307,907
Packaging Corporation of America	25,162		3,033,279
Vulcan Materials	13,821		1,774,202
			8,115,388
Media - .9%
Liberty Media, Cl. C	38,133	[a]	1,302,623
Pharmaceuticals, Biotechnology & Life Sciences - 8.3%
Agilent Technologies	23,906		1,600,985
Alkermes	32,162	[a,b]	1,760,226
BioMarin Pharmaceutical	24,013	[a]	2,141,239
Bluebird Bio	3,744	[a]	666,806
Jazz Pharmaceuticals	15,943	[a]	2,146,725
Neurocrine Biosciences	24,613	[a]	1,909,723
TESARO	18,812	[a,b]	1,558,950
			11,784,654
Real Estate - 1.1%
Equinix	3,361	[c]	1,523,272
Retailing - 4.9%
Dollar Tree	30,913	[a]	3,317,274
LKQ	44,202	[a]	1,797,695
Ross Stores	22,507		1,806,187
			6,921,156
Semiconductors & Semiconductor Equipment - 4.9%
Cavium	41,183	[a]	3,452,371
NVIDIA	4,897		947,570
Skyworks Solutions	26,383		2,505,066
			6,905,007
Software & Services - 24.9%
Cognizant Technology Solutions, Cl. A	15,023		1,066,933
CommVault Systems	28,874	[a]	1,515,885
CoStar Group	8,549	[a]	2,538,626
HubSpot	47,370	[a]	4,187,508
Intuit	7,933		1,251,669
LogMeIn	22,089		2,529,191
New Relic	34,019	[a]	1,965,278

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 97.5% (continued)
Software & Services - 24.9% (continued)
Proofpoint	26,008	[a,b]	2,309,771
ServiceNow	22,089	[a]	2,880,185
Shopify, Cl. A	29,875	[a]	3,017,375
Splunk	27,412	[a]	2,270,810
Square, Cl. A	109,520	[a,b]	3,797,058
SS&C Technologies Holdings	56,277		2,278,093
Twilio, Cl. A	111,562	[a,b]	2,632,863
Twitter	36,778	[a]	883,040
			35,124,285
Technology Hardware & Equipment - 4.1%
Amphenol, Cl. A	19,976		1,753,893
FLIR Systems	21,632		1,008,484
Lumentum Holdings	46,457	[a,b]	2,271,747
Trimble	18,167	[a]	738,307
			5,772,431
Transportation - 1.2%
J.B. Hunt Transport Services	14,589		1,677,443
Total Common Stocks (cost $107,262,603)			137,615,829

Other Investment - 2.7%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $3,814,396)	3,814,396	[d]	3,814,396

Investment of Cash Collateral for Securities Loaned - 4.1%
Registered Investment Company;
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares (cost $5,773,306)	5,773,306	[d]	5,773,306
Total Investments (cost $116,850,305)	104.3%		147,203,531
Liabilities, Less Cash and Receivables	(4.3%)		(6,018,002)
Net Assets	100.0%		141,185,529

a Non-income producing security.

b Security, or portion thereof, on loan. At December 31, 2017, the value of the fund’s securities on loan was $13,479,003 and the value of the collateral held by the fund was $13,971,581, consisting of cash collateral of $5,773,306 and U.S. Government & Agency securities valued at $8,198,275.

c Investment in real estate investment trust.

d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Software & Services	24.9
Capital Goods	11.9
Pharmaceuticals, Biotechnology & Life Sciences	8.3
Health Care Equipment & Services	7.9
Money Market Investments	6.8
Materials	5.7
Retailing	4.9
Semiconductors & Semiconductor Equipment	4.9
Diversified Financials	4.8
Technology Hardware & Equipment	4.1
Consumer Durables & Apparel	4.0
Banks	3.1
Commercial & Professional Services	2.9
Energy	2.7
Consumer Services	2.3
Transportation	1.2
Food, Beverage & Tobacco	1.2
Real Estate	1.1
Media	.9
Food & Staples Retailing	.7
104.3

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Companies	Value 12/31/16($)	Purchases($)	Sales ($)	Value 12/31/17($)	Net Assets(%)	Dividends/ Distributions($)
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	5,687,715	125,573,322	125,487,731	5,773,306	4.1	–
Dreyfus Institutional Preferred Government Plus Money Market Fund	818,650	49,129,226	46,133,480	3,814,396	2.7	18,521
Total	6,506,365	174,702,548	171,621,211	9,587,702	6.8	18,521

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $13,479,003)—Note 1(b):
Unaffiliated issuers	107,262,603	137,615,829
Affiliated issuers	9,587,702	9,587,702
Dividends and securities lending income receivable		32,784
Receivable for shares of Common Stock subscribed		1,389
Prepaid expenses		50,788
		147,288,492
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		152,290
Cash overdraft due to Custodian		27,682
Liability for securities on loan—Note 1(b)		5,773,306
Payable for shares of Common Stock redeemed		4,805
Accrued expenses		144,880
		6,102,963
Net Assets ($)		141,185,529
Composition of Net Assets ($):
Paid-in capital		108,740,783
Accumulated net realized gain (loss) on investments		2,091,520
Accumulated net unrealized appreciation (depreciation) on investments		30,353,226
Net Assets ($)		141,185,529

Net Asset Value Per Share	Class A	Class C	Class F	Class I
Net Assets ($)	23,021,148	4,265,655	101,842,251	12,056,475
Shares Outstanding	2,540,531	567,105	10,658,157	1,263,561
Net Asset Value Per Share ($)	9.06	7.52	9.56	9.54

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

Investment Income ($):
Income:
Cash dividends (net of $2,930 foreign taxes withheld at source):
Unaffiliated issuers	760,414
Affiliated issuers	18,521
Income from securities lending—Note 1(b)	65,017
Total Income	843,952
Expenses:
Investment advisory fee—Note 3(a)	1,107,463
Reorganization expense—Note 5	260,000
Shareholder servicing costs—Note 3(c)	201,737
Distribution fees—Note 3(b)	125,358
Professional fees	91,135
Accounting and administration fees—Note 3(a)	82,597
Registration fees	63,975
Prospectus and shareholders’ reports	27,565
Custodian fees—Note 3(c)	11,660
Directors’ fees and expenses—Note 3(d)	11,119
Loan commitment fees—Note 2	2,933
Miscellaneous	25,592
Total Expenses	2,011,134
Less—reduction in fees due to earnings credits—Note 3(c)	(4,367)
Net Expenses	2,006,767
Investment (Loss)—Net	(1,162,815)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	18,092,380
Net unrealized appreciation (depreciation) on investments	13,921,866
Net Realized and Unrealized Gain (Loss) on Investments	32,014,246
Net Increase in Net Assets Resulting from Operations	30,851,431

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
Operations ($):
Investment (loss)—net	(1,162,815)	(638,391)
Net realized gain (loss) on investments	18,092,380	372,599
Net unrealized appreciation (depreciation) on investments	13,921,866	6,308,131
Net Increase (Decrease) in Net Assets Resulting from Operations	30,851,431	6,042,339
Distributions to Shareholders from ($):
Net realized gain on investments:
Class A	(2,484,542)	(310,529)
Class C	(542,469)	(193,355)
Class F	(10,429,029)	(1,369,707)
Class I	(1,245,306)	(172,993)
Total Distributions	(14,701,346)	(2,046,584)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	7,083,145	1,768,803
Class C	475,474	418,918
Class F	553,605	406,139
Class I	5,887,066	3,619,982
Distributions reinvested:
Class A	2,073,092	260,240
Class C	495,394	152,455
Class F	9,449,336	1,266,999
Class I	1,068,171	137,883
Cost of shares redeemed:
Class A	(5,212,666)	(5,400,858)
Class C	(7,672,003)	(2,332,592)
Class F	(7,859,100)	(8,138,535)
Class I	(6,937,036)	(5,131,985)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(595,522)	(12,972,551)
Total Increase (Decrease) in Net Assets	15,554,563	(8,976,796)
Net Assets ($):
Beginning of Period	125,630,966	134,607,762
End of Period	141,185,529	125,630,966

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31,
	2017	2016
Capital Share Transactions (Shares):
Class Aa
Shares sold	731,778	228,457
Shares issued for distributions reinvested	228,063	34,378
Shares redeemed	(585,788)	(697,342)
Net Increase (Decrease) in Shares Outstanding	374,053	(434,507)
Class Ca
Shares sold	61,746	63,147
Shares issued for distributions reinvested	65,702	23,419
Shares redeemed	(934,947)	(351,791)
Net Increase (Decrease) in Shares Outstanding	(807,499)	(265,225)
Class F
Shares sold	58,643	51,619
Shares issued for distributions reinvested	986,361	160,177
Shares redeemed	(812,757)	(1,005,279)
Net Increase (Decrease) in Shares Outstanding	232,247	(793,483)
Class I
Shares sold	627,362	441,003
Shares issued for distributions reinvested	111,617	17,453
Shares redeemed	(713,900)	(625,407)
Net Increase (Decrease) in Shares Outstanding	25,079	(166,951)

[a]During the period ended December 31, 2017, 10,344 Class C shares representing $88,754 were automatically converted to 8,770 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Class A Shares	Year Ended December 31,
	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	8.08	7.83	8.33	8.15	5.97
Investment Operations:
Investment (loss)—net[a]	(.09)	(.05)	(.07)	(.05)	(.05)
Net realized and unrealized gain (loss) on investments	2.14	.42	(.14)	.55	2.23
Total from Investment Operations	2.05	.37	(.21)	.50	2.18
Distributions:
Dividends from net realized gain on investments	(1.07)	(.12)	(.29)	(.32)	-
Net asset value, end of period	9.06	8.08	7.83	8.33	8.15
Total Return (%)[b]	25.34	4.89	(2.52)	6.13	36.52
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.58	1.37	1.35	1.35	1.36
Ratio of net expenses to average net assets	1.58	1.37	1.35	1.35	1.36
Ratio of net investment (loss) to average net assets	(.97)	(.60)	(.83)	(.65)	(.68)
Portfolio Turnover Rate	50.69	87.72	157.67	135.43	166.09
Net Assets, end of period ($ x 1,000)	23,021	17,506	20,366	24,277	26,965

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Class C Shares	Year Ended December 31,
	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	6.90	6.76	7.29	7.22	5.33
Investment Operations:
Investment (loss)—net[a]	(.14)	(.09)	(.12)	(.10)	(.09)
Net realized and unrealized gain (loss) on investments	1.83	.35	(.12)	.49	1.98
Total from Investment Operations	1.69	.26	(.24)	.39	1.89
Distributions:
Dividends from net realized gain on investments	(1.07)	(.12)	(.29)	(.32)	-
Net asset value, end of period	7.52	6.90	6.76	7.29	7.22
Total Return (%)[b]	24.28	4.17	(3.29)	5.40	35.46
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.33	2.14	2.12	2.12	2.14
Ratio of net expenses to average net assets	2.33	2.14	2.12	2.12	2.14
Ratio of net investment (loss) to average net assets	(1.71)	(1.38)	(1.60)	(1.42)	(1.46)
Portfolio Turnover Rate	50.69	87.72	157.67	135.43	166.09
Net Assets, end of period ($ x 1,000)	4,266	9,491	11,086	12,917	12,878

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

Class F Shares	Year Ended December 31,
	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	8.46	8.17	8.66	8.44	6.17
Investment Operations:
Investment (loss)—net[a]	(.07)	(.03)	(.05)	(.04)	(.04)
Net realized and unrealized gain (loss) on investments	2.24	.44	(.15)	.58	2.31
Total from Investment Operations	2.17	.41	(.20)	.54	2.27
Distributions:
Dividends from net realized gain on investments	(1.07)	(.12)	(.29)	(.32)	-
Net asset value, end of period	9.56	8.46	8.17	8.66	8.44
Total Return (%)	25.63	5.18	(2.31)	6.40	36.79
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.37	1.16	1.14	1.13	1.19
Ratio of net expenses to average net assets	1.37	1.16	1.14	1.13	1.19
Ratio of net investment (loss) to average net assets	(.76)	(.39)	(.61)	(.44)	(.50)
Portfolio Turnover Rate	50.69	87.72	157.67	135.43	166.09
Net Assets, end of period ($ x 1,000)	101,842	88,178	91,692	99,481	100,631

a Based on average shares outstanding.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Class I Shares	Year Ended December 31,
	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	8.44	8.16	8.64	8.42	6.16
Investment Operations:
Investment (loss)—net[a]	(.07)	(.03)	(.05)	(.04)	(.03)
Net realized and unrealized gain (loss) on investments	2.24	.43	(.14)	.58	2.29
Total from Investment Operations	2.17	.40	(.19)	.54	2.26
Distributions:
Dividends from net realized gain on investments	(1.07)	(.12)	(.29)	(.32)	-
Net asset value, end of period	9.54	8.44	8.16	8.64	8.42
Total Return (%)	25.68	5.06	(2.19)	6.41	36.69
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.34	1.14	1.11	1.11	1.13
Ratio of net expenses to average net assets	1.34	1.14	1.11	1.11	1.13
Ratio of net investment (loss) to average net assets	(.73)	(.38)	(.58)	(.42)	(.44)
Portfolio Turnover Rate	50.69	87.72	157.67	135.43	166.09
Net Assets, end of period ($ x 1,000)	12,056	10,456	11,464	10,973	8,734

a Based on average shares outstanding.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Mid-Cap Growth Fund (the “fund”) is the sole series of Dreyfus Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to seek capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

Effective March 31, 2017, the fund authorized the issuance of 100 million Class T shares, but, as of the date of this report, the fund did not offer Class T shares for purchase. In addition, the fund authorized Class A shares be decreased from 350 million shares to 300 million shares which resulted in an increase to the fund’s total authorized shares from 1.05 billion to 1.1 billion.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 1.1 billion shares of $.001 par value Common Stock. The fund currently has authorized five classes of shares: Class A (300 million shares authorized), Class C (100 million shares authorized), Class F (500 million shares authorized), Class I (100 million shares authorized) and Class T (100 million shares authorized). Class A, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class F shares are sold only to Class F grandfathered investors, bear a Distribution Plan fee and have a shareholder services agreement with the Distributor. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class F and Class I shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific

NOTES TO FINANCIAL STATEMENTS (continued)

class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined to not accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the inputs used as of December 31, 2017 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	129,546,135	-	-	129,546,135
Equity Securities - Foreign Common Stocks†	8,069,694	-	-	8,069,694
Registered Investment Companies	9,587,702	-	-	9,587,702

† See Statement of Investments for additional detailed categorizations.

At December 31, 2017, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended December 31, 2017, The Bank of New York Mellon earned $12,382 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2017, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2017, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $301,280, undistributed capital gains $1,848,098 and unrealized appreciation $30,295,368.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2017 and December 31, 2016 were as follows: ordinary income $1,400,389 and $0, and long-term capital gains $13,300,957 and $2,046,584, respectively.

During the period ended December 31, 2017, as a result of permanent book to tax differences, primarily due to the tax treatment for net

NOTES TO FINANCIAL STATEMENTS (continued)

operating losses, the fund increased accumulated undistributed investment income–net by $1,162,815 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 4, 2017, the unsecured credit facility with Citibank, N.A. was $810 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended December 31, 2017, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the investment advisory fee is based on the fund’s average daily net assets and is computed at the following annual rates: 1% of the first $30 million, .75% of the next $270 million, .70% of the next $200 million, and .65% in excess of $500 million. The fee is payable monthly. The effective management fee rate during the period ended December 31, 2017 was .80%.

The fund has agreed to compensate Dreyfus for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion, plus reasonable out-of-pocket expenses.

During the period ended December 31, 2017, the Distributor retained $1,089 from commissions earned on sales of the fund’s Class A shares and $50 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended December 31, 2017, Class C shares were charged $66,791 pursuant to the Distribution Plan.

The fund also adopted a Distribution Plan pursuant to Rule 12b-1 under the Act applicable to its Class F shares (the “Class F Plan”). Under the Class F Plan, the fund is authorized to reimburse the Distributor for expenses paid for distributing or servicing its Class F shares at an annual rate of up to .25% of the value of the average daily net assets of the fund’s Class F shares. The Distributor has agreed not to seek reimbursement of any expenses under the Class F Plan other than reimbursements for payments made to brokers and other intermediaries whose customers hold Class F shares (“Third Party Payments”). This commitment applies to any such expenses (other than Third Party Payments). This commitment will continue indefinitely and will not terminate without the prior approval of the Board. During the period ended December 31, 2017, Class F shares were charged $58,567 pursuant to the Class F Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 2017, Class A and Class C shares were charged $45,762 and $22,264, respectively, pursuant to the Shareholder Services Plan.

The Company has a shareholder services agreement with the Distributor, whereby the fund agrees to compensate the Distributor for providing certain shareholder servicing functions to holders of Class F shares. On an annual basis, the fund pays the Distributor a monthly fee of $24.00 per Class F shareholder account considered to be an open account at any time during a given month. During the period ended December 31, 2017, Class F shares were charged $53,372 pursuant to the shareholder services agreement.

Under its terms, the Distribution Plan, Class F Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan, Class F Plan or Shareholder Services Plan.

NOTES TO FINANCIAL STATEMENTS (continued)

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2017, the fund was charged $22,416 for transfer agency services and $4,367 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were offset by earnings credits of $4,367.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2017, the fund was charged $11,660 pursuant to the custody agreement.

During the period ended December 31, 2017, the fund was charged $11,202 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $95,316, administration fees $7,258, Distribution Plan fees $10,803, Shareholder Service Plan fees $19,185, custodian fees $4,398, Chief Compliance Officer fees $8,406 and transfer agency fees $6,924.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2017, amounted to $68,411,788 and $87,459,165, respectively.

At December 31, 2017, the cost of investments for federal income tax purposes was $116,908,163; accordingly, accumulated net unrealized appreciation on investments was $30,295,368, consisting of $34,291,612 gross unrealized appreciation and $3,996,244 gross unrealized depreciation.

NOTE 5—Plan of Reorganization:

The Board and shareholders have approved an Agreement and Plan of Reorganization (the “Agreement”) providing for the transfer of the fund’s assets to Dreyfus/The Boston Company Small/Mid Cap Growth Fund (the “Acquiring Fund”) in a tax-free exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the fund’s stated liabilities, the distribution of such shares of the Acquiring Fund to fund shareholders and the subsequent termination of the fund (the “Reorganization”). On January 19, 2018, the fund was merged into the Acquiring Fund. As of the end of the reporting period, reorganization costs were estimated to be approximately $260,000 and paid by the fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
Dreyfus Funds, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Dreyfus Mid-Cap Growth Fund (the Fund), a series of Dreyfus Funds, Inc., including the statements of investments and investments in affiliated issuers, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Emphasis of Matter

As discussed in note 5 to the financial statements, the Fund was acquired in connection with a reorganization on January 19, 2018. Our opinion is not modified with respect to this matter.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Dreyfus advised investment companies since 1994.

New York, New York
February 26, 2018

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports 38.95% of the ordinary dividends paid during the fiscal year ended December 31, 2017 as qualifying for the corporate dividends received deduction. For the fiscal year ended December 31, 2017, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $726,822 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2018 of the percentage applicable to the preparation of their 2017 income tax returns. Also, the fund hereby reports $.1020 per share as a short-term capital gain distribution and $.9688 per share as a long-term capital gain distribution paid on December 20, 2017.

PROXY RESULTS (Unaudited)

A special meeting of the fund’s shareholders was held on November 16, 2017. The proposals considered at the meeting and the results were as follows:

Shares
For	Against	Abstain

To approve an agreement and Plan of Reorganization providing for the transfer of all of the assets of the fund to Dreyfus/The Boston Company Small/Mid Cap Growth Fund (the “Acquiring Fund”), in exchange solely for Class A, Class C, Class I and Class Z shares of the Acquiring Fund having an aggregate net asset value equal to the value of the fund’s net assets and the assumption by the Acquiring Fund of the fund’s stated liabilities (the “Reorganization”). Class A, Class C, Class I and Class Z shares of the Acquiring Fund received by the fund in the Reorganization will be distributed by the fund to its shareholders in liquidation of the fund, after which the fund will cease operations and will be terminated as a series of the Company. Holders of Class A, Class C or Class I shares of the fund would receive Class A, Class C or Class I shares of the Acquiring Fund, respectively, and holders of Class F shares of the fund would receive Class Z shares of the Acquiring Fund.

7,308,287	640,892	468,835

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (74)

Chairman of the Board (2009)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 127

———————

Francine J. Bovich (66)

Board Member (2011)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., Director (May 2014-present)

No. of Portfolios for which Board Member Serves: 73

———————

Kenneth A. Himmel (71)

Board Member (2009)

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-present)

• President and CEO, Related Urban Development, a real estate development company (1996-present)

• President and CEO, Himmel & Company, a real estate development company (1980-present)

• CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 26

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Stephen J. Lockwood (70)

Board Member (2009)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)

No. of Portfolios for which Board Member Serves: 26

———————

Roslyn M. Watson (68)

Board Member (2009)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 59

———————

Benaree Pratt Wiley (71)

Board Member (2009)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 81

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James M. Fitzgibbons, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 63 investment companies (comprised of 127 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Associate General Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since September 2009.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since September 2009.

Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon since March 2013, from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since September 2009.

Senior Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel and Vice President of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014; Associate at K&L Gates from October 2011 until January 2013. She is an officer of 64 investment companies (comprised of 152 portfolios) managed by Dreyfus. She is 32 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since September 2009.

Director – Mutual Fund Accounting of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1985.

OFFICERS OF THE FUND (Unaudited) (continued)

RICHARD CASSARO, Assistant Treasurer since September 2009.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since September 2009.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since September 2006.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since May 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since September 2006.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since September 2009.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (64 investment companies, comprised of 152 portfolios). He is 60 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 58 investment companies (comprised of 146 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Distributor since 1997.

NOTES

For More Information

Dreyfus Mid-Cap Growth Fund

200 Park Avenue
New York, NY 10166

Investment Adviser

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: FRSDX Class C: FRSCX Class F: FRSPX Class I: FRSRX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation 0291AR1217

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $27,400 in 2016 and $28,055 in 2017.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $5,100 in 2016 and $5,250 in 2017. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2016 and $0 in 207.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $2,800 in 2016 and $2,900 in 2017. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2016 and $0 in 2017.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2016 and $0 in 2017.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2016 and $0 in 2017.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $18,722,000 in 2016 and $20,601,000 in 2017.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Funds, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    February 22, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    February 22, 2018

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    February 22, 2018

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)